Postretirement Benefit and Post Employment Obligations - Summary of Postretirement Benefit and Postemployment Obligations (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Postretirement benefit obligation	$ 9.4	$ 11.0
Post-employment obligation	2.1	1.4
Employment obligation	0.3
Total postretirement benefit and post-employment obligation	$ 11.8	$ 12.4